U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):    October 8, 2002
                                                     ---------------



                         Cyber Merchants Exchange, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                1-15643               95-4597370
          ----------                -------               ----------
        (State or other           (Commission           (I.R.S. Employer
          Jurisdiction            File Number)          Identification No.)
       of incorporation)



  600 S. Lake Avenue, Suite 208, Pasadena, California                 91106
  ---------------------------------------------------                 -----
       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (626) 793-5000
                                                        --------------


                                      None
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

      Exhibit No.       Description
      -----------       ---------------------------------------------

      99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 8, 2002, each of the Chief Executive Officer, Frank S. Yuan, and interim Chief Financial Officer, Frank S. Yuan, of Cyber Merchants Exchange, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).


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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYBER MERCHANTS EXCHANGE, INC.



Date:    October 8, 2002                 By:  /s/ Frank S. Yuan
     --------------------------            ------------------------------
                                           Frank S. Yuan
                                           Chief Executive Officer and President








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


                                  Exhibit Index

   Exhibit No.     Description
   -----------     ----------------------------------------------

     99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002











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



                                                                    Exhibit 99.1


                    Certification of Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Cyber Merchants Exchange, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on October 8, 2002 (the "Report"), I, Frank
S. Yuan, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Frank S. Yuan
                                        ---------------------------------
                                        Frank S. Yuan
                                        Chief Executive Officer
                                        October 8, 2002


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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



                                                                   Exhibit 99.2


                    Certification of Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Cyber Merchants Exchange, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on October 8, 2002 (the "Report"), I, Frank
S. Yuan, interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Frank S. Yuan
                                        ---------------------------------
                                        Frank S. Yuan
                                        Chief Financial Officer
                                        October 8, 2002


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.








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